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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):    February 10, 1997
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                                Sealy Corporation
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-8738                 36-3284147
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
   of Incorporation)                   File Number)       Identification Number)


520 Pike Street                Seattle, Washington                      98101
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:   (206) 625-1233
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         (a) On February 7, 1997, the Board of Directors of the Company declared a special contingent cash dividend, payable to holders of record as of the close of business (E.S.T.) on February 27, 1997 of Class A Common Stock and Class B Common Stock of the Company and, on an as-if-exercised basis, to the holders on such date of the warrants issued under the warrant agreement dated as of August 1, 1989 (as amended), in an amount equal to either $3.31 per share or a per-share amount equal to $100 million divided by the number of shares outstanding as of the record date, whichever is the lesser. The payment of the dividend is contingent upon the following three conditions: (1) the Company consummating a new senior financing facility allowing for the payment of the dividend on or before June 30, 1997 on terms acceptable to the Company; (2) the Company receiving a sufficient number of consents, which shall not have been timely revoked, from the registered holders of the Company's 9 1/2% Senior Subordinated Notes due 2003 (the "Notes") to waive and amend certain provisions of the indenture governing the Notes (the "Indenture") so as to permit payment of the dividend (the "Requisite Consents"); and (3) the execution by Sealy and the Trustee under the Indenture of a Supplemental Indenture following receipt of the Requisite Consents allowing for payment of the Dividend. A press release announcing the aforementioned declaration of the dividend was issued by the Company on February 10, 1997 and is filed as Exhibit 99.1 to this Report.

         (b) On February 21, 1997, the Company received a sufficient number of consents of the registered holders of the Company's 9 1/2% Senior Subordinated Notes due 2003 to waive and amend certain provisions of the Indenture governing such Notes so as to permit payment of the dividend and executed a Supplemental Indenture to so provide. A press release announcing the receipt of the Requisite Consents was issued by the Company on February 21, 1997 and is filed as Exhibit
99.2 to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)    Exhibits.
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                Exhibit No.
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                   99.1    Press Release of the Company dated February 10, 1997

                   99.2    Press Release of the Company dated February 21, 1997


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SEALY CORPORATION


                                         By:  /s/ Thomas M. Forman
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                                            Thomas M. Forman
                                            Vice President and General Counsel


Date:  2/24/97
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